                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                           UNITOG COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                                 UNITOG COMPANY
                             1300 WASHINGTON STREET
                          KANSAS CITY, MISSOURI 64105

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD MAY 21, 1998

TO ALL STOCKHOLDERS:

    The Annual Meeting of Stockholders of Unitog Company will be held on Thursday, May 21, 1998, at 10:00 a.m., at the Company's corporate headquarters, 1300 Washington Street, Kansas City, Missouri for the following purposes:

    (1) To elect two directors to serve three-year terms;

    (2) To approve the appointment of KPMG Peat Marwick LLP as independent auditors for fiscal 1999; and

    (3) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    Stockholders of record at the close of business on March 31, 1998 are entitled to receive notice of, and to vote at, the meeting or any adjournments or postponements thereof. A list of stockholders of the Company as of the close of business on March 31, 1998 will be available for inspection during business hours from May 9 through May 20, 1998 at 1300 Washington Street, Kansas City, Missouri and will also be available at the meeting.

                                          By Order of the Board of Directors

                                          Randolph K. Rolf
                                          CHAIRMAN OF THE BOARD

Dated: April 20, 1998.

                      IMPORTANT -- YOUR PROXY IS ENCLOSED

    YOU ARE URGED TO SIGN, DATE AND MAIL YOUR PROXY EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE BY PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                 UNITOG COMPANY
                             1300 WASHINGTON STREET
                          KANSAS CITY, MISSOURI 64105

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 21, 1998

                            ------------------------

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unitog Company (the "Company") for use at the Annual Meeting of Stockholders of the Company. The meeting will be held on Thursday, May 21, 1998, commencing at 10:00 a.m., at the Company's corporate headquarters, 1300 Washington Street, Kansas City, Missouri. This Proxy Statement and the accompanying form of proxy are being mailed on or about April 20, 1998.

    Only stockholders of record at the close of business on March 31, 1998 will be entitled to notice of, and to vote at, the annual meeting. On the record date, the Company had 9,392,755 shares of common stock issued and outstanding and entitled to vote.

    All shares represented by proxies will be voted by the individuals designated on the enclosed proxy card in accordance with the stockholders' directions. If the proxy card is signed and returned without any direction given, shares will be voted in accordance with the recommendations of the Board of Directors as described below. Any stockholder giving a proxy may revoke it at any time before such proxy is voted at the meeting by giving written notice of revocation to the Secretary of the Company, by submitting a later dated proxy or by attending the meeting and voting in person. The Chairman will announce the closing of the polls during the meeting. All proxies must be received prior to the closing of the polls to be counted.

    The Company will bear all the costs of solicitation of proxies. Officers, agents and employees of the Company may, by letter, by telephone or in person, make additional requests for the return of proxies and may receive proxies on behalf of the Company. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their expenses.

    Stockholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the meeting. The following proposals will be submitted to stockholders at the meeting: the election of two directors and the approval of the appointment of KPMG Peat Marwick LLP as independent auditors for fiscal 1999. If any other matters are properly brought before the meeting, the enclosed proxy grants discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

    Each share of common stock represented at the meeting is entitled to one vote on each matter properly brought before the meeting. The two nominees for director who receive the highest number of votes cast will be elected as directors. Approval of the auditors requires the affirmative vote of a majority of the total number of shares represented and entitled to vote at the meeting. Therefore, an abstention with respect to approval of the auditors is in effect a vote against the proposal. Shares represented by proxies which are marked "withhold authority" with respect to the election of one or more nominees for election as directors will be considered to be represented at the meeting, but will not be included in determining the number of votes cast. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers, those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of the Company's common stock as of March 1, 1998 for: (i) each person known to be the beneficial owner of more than 5% of the Company's common stock; (ii) each director and each nominee for director; (iii) each executive officer listed in the charts under Executive Compensation and Other Information; and (iv) all directors and executive officers as a group.

                                                       VOTING AND INVESTMENT POWER
                                                     -------------------------------   PERCENT OF
NAME OF BENEFICIAL OWNER                               SOLE      SHARED      OTHER      CLASS(1)
---------------------------------------------------  ---------  ---------  ---------  -------------
T. Rowe Price Associates, Inc.
  100 E. Pratt Street
  Baltimore, Maryland 21202........................     --         --        999,100(2)        10.6%
Fleet Financial Group, Inc.
  One Federal Street
  Boston, Massachusetts 02110......................     --         --        926,391(3)         9.8%
William D. Thomas
  120 West 12th Street
  Kansas City, Missouri 64105......................     35,848    661,870(4)    --            7.4%
G. Kenneth Baum
  120 West 12th Street
  Kansas City, Missouri 64105......................      1,511    661,870(4)    --            7.0%
George K. Baum Group, Inc.
  120 West 12th Street
  Kansas City, Missouri 64105......................    661,870(4)    --       --              7.0%
Randolph K. Rolf
  1300 Washington Street
  Kansas City, Missouri 64105......................    627,150     15,000     --              6.8%
T. Rowe Price Small Cap Value Fund, Inc.
  100 E. Pratt Street
  Baltimore, Maryland 21202........................     --         --        592,000(2)         6.3%
Stein Roe & Farnham Incorporated
  One South Wacker Drive
  Chicago, Illinois 60606..........................     --         --        488,850(5)         5.2%
SR&F Special Portfolio
  One South Wacker Drive
  Chicago, Illinois 60606..........................     --         --        488,850(5)         5.2%
J. Craig Peterson..................................     56,950(6)    --       --            *
Terence C. Shoreman................................     42,000(6)    --       --            *
D. Patrick Curran..................................     25,925        750     --            *
Robert M. Barnes...................................     22,500(6)       750    --           *

                                                       VOTING AND INVESTMENT POWER
                                                     -------------------------------   PERCENT OF
NAME OF BENEFICIAL OWNER                               SOLE      SHARED      OTHER      CLASS(1)
---------------------------------------------------  ---------  ---------  ---------  -------------
John W. Caffry.....................................      5,258      1,500     --            *
Gerald J. Arrowsmith...............................      6,750(6)    --       --            *
Andrew B. Schmitt..................................        500(7)    --       --            *
Michael R. Boyce...................................     --         --         --            *
All executive officers
  and directors as a
  group (12 persons)...............................    962,064(6)   687,670    --            15.9%

------------------------

*   Denotes less than 1%.

(1) Based on the number of outstanding shares of common stock as of March 1, 1998 (9,366,880 shares), plus the number of shares subject to acquisition before April 30, 1998, by the relevant beneficial owners.

(2) According to a Schedule 13G, dated February 12, 1998, T. Rowe Price Associates, Inc. ("Price Associates") beneficially owned 999,100 shares as of December 31, 1997. Price Associates has sole investment power as to all such shares and has sole voting power as to 115,100 of such shares. These securities are owned by various individual and institutional investors, including T. Rowe Price Small Cap Value Fund, Inc. (which has sole voting power as to 592,000 of such shares, representing 6.3% of the shares outstanding), for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3) According to a Schedule 13G, dated February 13, 1998, Fleet Financial Group, Inc. ("Fleet") beneficially owned 926,391 shares as of December 31, 1997. Based on the Schedule 13G, Fleet has sole voting power as to 381,900 shares; shared voting power as to 422,891 shares; sole investment power as to 501,500 shares; and shared investment power as to 417,000 shares.

(4) Shares are owned directly by George K. Baum Group, Inc., of which Mr. Baum and Mr. Thomas are directors, officers and stockholders.

(5) Information is as of December 31, 1997 based on a joint Schedule 13G, dated February 11, 1998. Stein Roe & Farnham Incorporated has sole investment power as to 488,850 shares and SR&F Special Portfolio has sole voting power as to 488,850 of such shares.

(6) Includes maximum number of shares subject to acquisition before April 30, 1998 upon the exercise of stock options as follows: Mr. Peterson, 34,500 shares; Mr. Shoreman, 42,000 shares; Mr. Barnes, 21,000 shares; Mr. Arrowsmith, 6,750 shares; all executive officers as a group, 106,750 shares.

(7) Mr. Schmitt's beneficial ownership is as of March 12, 1998, the date of his election to the Board.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of seven members, one of whom is an executive officer of the Company.

    The Company's Certificate of Incorporation and Bylaws provide for a classified Board of Directors under which there are three classes of directors, all of which are as equal in number as possible. The class to which each director is assigned is designated as Class A, Class B or Class C. The term of office of Class A Directors will expire at the 1999 Annual Meeting, Class B at the 2000 Annual Meeting and Class C at the 1998 Annual Meeting. At its March 12, 1998 meeting, the Board of Directors nominated the two persons listed below for election as Class C Directors for a three-year term expiring at the 2001 Annual Meeting. Each director elected will continue in office until a successor has been elected or until resignation or removal. Both nominees for directors are current Board members.

    Shares represented by the accompanying form of proxy will be voted for the election of the two nominees listed below, unless otherwise instructed on the proxy card. If any nominee should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees or any substitute nominee or nominees designated by the Board. The Board knows of no reason why either of the nominees would be unavailable or unable to serve.

NOMINEES FOR THREE-YEAR TERMS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES FOR CLASS C DIRECTOR NAMED BELOW:

                                                                                        PRINCIPAL OCCUPATION
NAME OF NOMINEE                                              DIRECTOR                   FOR LAST FIVE YEARS
FOR DIRECTOR                                       AGE         SINCE                     AND DIRECTORSHIPS
---------------------------------------------      ---      -----------  --------------------------------------------------
G. Kenneth Baum..............................          67         1984   Mr. Baum has served as Chairman of the Board of
                                                                         George K. Baum Group, Inc., an investment company,
                                                                         since May 1994. He served as Chairman of the Board
                                                                         of George K. Baum & Company, an investment banking
                                                                         firm, from April 1982 to May 1994. He is a member
                                                                         of the Compensation Committee and Executive
                                                                         Committee. Mr. Baum also serves on the Board of
                                                                         Directors of H & R Block, Inc., Interstate
                                                                         Bakeries Corporation and Sealright Co., Inc.
D. Patrick Curran............................          53         1984   Mr. Curran has served as Chairman and Chief
                                                                         Executive Officer of Curran Companies, a company
                                                                         engaged in the specialty chemicals business, since
                                                                         August 1979. He is a member of the Audit
                                                                         Committee. Mr. Curran also serves on the Board of
                                                                         Directors of American Safety Razor Company,
                                                                         Applebee's International, Inc. and Sealright Co.,
                                                                         Inc.

CONTINUING DIRECTORS

    The following is information concerning the directors whose terms continue after the annual meeting:

                                                                                          PRINCIPAL OCCUPATION
                                                 DIRECTOR      CURRENT                    FOR LAST FIVE YEARS
NAME                                   AGE         SINCE        TERM                       AND DIRECTORSHIPS
---------------------------------      ---      -----------  -----------  ----------------------------------------------------
Michael R. Boyce.................          50         1998         2000   Mr. Boyce has served as President and Chief
                                                                          Operating Officer of Harris Chemical Group, Inc., a
                                                                          company engaged in the sale of various chemical
                                                                          products, since January 1990.

John W. Caffry...................          70         1989         2000   Mr. Caffry served as Executive Vice President,
                                                                          Administration, for Northern Telecom, Inc., a
                                                                          company engaged in the telecommunications industry,
                                                                          from February 1991 until his retirement in October
                                                                          1991. Prior to that time he served as Executive Vice
                                                                          President, Finance and Administration, for Northern
                                                                          Telecom, Inc. He is a member of the Compensation
                                                                          Committee.

Randolph K. Rolf.................          56         1986         1999   Mr. Rolf has served as Chairman of the Board of the
                                                                          Company since May 1991 and President and Chief
                                                                          Executive Officer since May 1988. He is a member of
                                                                          the Executive Committee. Mr. Rolf also serves on the
                                                                          Board of Directors of SOS Staffing Services, Inc.

Andrew B. Schmitt................          49         1998         2000   Mr. Schmitt has served as President and Chief
                                                                          Executive Officer of Layne Christensen Company, a
                                                                          company engaged in the water and mineral drilling
                                                                          business, since October 1993. Prior to that time he
                                                                          was a private investor. Mr. Schmitt also serves on
                                                                          the Board of Directors of Layne Christensen Company.

William D. Thomas................          54         1984         1999   Mr. Thomas has served as President of George K. Baum
                                                                          Group, Inc., an investment company, since May 1994.
                                                                          He has also served as Executive Director of George
                                                                          K. Baum Merchant Banc, L.L.C., an investment
                                                                          advisor, since May 1994. He served as Vice Chairman
                                                                          of George K. Baum & Company, an investment banking
                                                                          firm, from June 1991 to May 1994. He is a member of
                                                                          the Audit Committee. Mr. Thomas also serves on the
                                                                          Board of Directors of Sealright Co., Inc.

DIRECTOR NOMINATIONS

    In addition to the Board of Director's selection of nominees, nominations for directors may be made by the Company's stockholders in compliance with certain provisions of the Company's Bylaws. These requirements include written notice to the Secretary of the Company not less than 60 days and not more than 90 days prior to the meeting. In the event that less than 70 days' notice (or public disclosure) of the stockholder meeting date is given, notice of stockholder nominations must be received by the Company's Secretary before the close of business on the 10th day following the date on which notice was mailed or public disclosure of the meeting was made. In the case of the Company's annual meeting of stockholders, such public disclosure of the meeting date is considered to have been made more than 70 days in advance, because the meeting date is set forth in the Company's Bylaws (unless the meeting date is changed from the Thursday immediately prior to Memorial Day).

    A stockholder notice regarding a director nomination must include:

    - The name, age, business address, residence address, principal occupation and/or employment of each nominee;

    - The number of shares of each class of the Company's stock beneficially owned by each director nominee;

    - Such other information concerning the nominee as would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of the nominee;

    - The name and address of the stockholder or stockholders giving notice of the nomination (as such name and address appear in the Company's stock ledger); and

    - The number of shares of each class of the Company's stock beneficially owned by the nominating stockholder or stockholders.

    The person acting as chairman of the stockholder meeting may determine whether a nomination was made in accordance with the Bylaw procedures described above, and, if the nomination is defective, shall declare that the nomination shall be disregarded.

BOARD MEETINGS

    The Board of Directors of the Company held five meetings during fiscal 1998. During fiscal 1998, all directors attended at least 75% of the total number of meetings of the Board of Directors and Committees of which they were members.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company receive annual retainers of $12,000 and meeting fees of $1,000 for each Board of Directors meeting attended, $300 for each telephonic Board of Directors meeting attended and $300 for each Board of Directors committee meeting attended (except committee chairmen receive $500 per committee meeting). The Company's Outside Director Fee/Stock Program (the "Director Program") permits non-employee directors to take all or a portion of their director fees in Unitog stock. Shares issued for director fees payable before January 1, 2000, will be issued for 91% of the fair market value of Unitog stock as of the date the director fees would otherwise be payable. For periods thereafter, the Compensation Committee will establish a percentage of fair market value at a level between

67% and 91%. The Company also provides each non-employee director group term life insurance coverage of $50,000. The Unitog Company 1997 Stock Option Plan grants outside directors an option to purchase 1,000 shares of Company common stock on the date of an outside director's initial election or appointment to the Board of Directors (unless the initial election is at an annual stockholders meeting) and on the day after each annual meeting of stockholders. The exercise price for the options is the fair market value of Unitog stock on the date of grant. The options become exercisable one year after grant, and terminate on the tenth anniversary of the grant.

COMMITTEES

    The Board has established standing Audit, Compensation and Executive Committees. The Board does not have a standing nominating committee. The biographical information included in this Proxy Statement identifies committee memberships held by each director.

    The Audit Committee held two meetings during fiscal 1998. It consists of two non-employee directors. The functions performed by the Audit Committee are review of significant financial information of the Company, review of the effectiveness of the Company's accounting and internal control system, oversight of the audit function, and recommendation of the appointment of independent auditors of the Company.

    The Compensation Committee held three meetings during fiscal 1998. It consists of two non-employee directors. The Compensation Committee establishes the general compensation policies and specific compensation levels for executive officers and key management of the Company. The Committee also administers the Management Incentive Plan, the Company's Stock Option Plans and the Director Program.

    The Executive Committee did not meet during fiscal 1998. It consists of one non-employee director and one employee director. The Executive Committee has authority to exercise, between Board meetings, all the powers and authority of the Board, subject to certain restrictions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file with the Securities and Exchange Commission and Nasdaq reports of ownership and reports of changes in such ownership of common stock and other equity securities of the Company. SEC regulations require those persons to furnish the Company with copies of all
Section 16(a) reports they file. Based solely on a review of the copies of such reports received by it, and written representations that no Forms 5 were required, the Company believes that during fiscal 1998 its executive officers and directors complied with all applicable filing requirements in a timely manner.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

    The following table contains information concerning compensation provided to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the fiscal years ended January 25, 1998, January 26, 1997 and January 28, 1996.

                                                                                             LONG-TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                                                   ANNUAL COMPENSATION      SECURITIES       ALL OTHER
                                                                 -----------------------    UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION                         FISCAL YEAR    SALARY       BONUS       OPTIONS(#)        ($)(1)
--------------------------------------------------  -----------  -----------  ----------  ---------------  -------------
Randolph K. Rolf                                          1998   $   282,861      --            --          $     9,926
  Chairman, President and                                 1997       272,606      --            --                9,618
  Chief Executive Officer                                 1996       262,872  $   50,150        --               10,495

Terence C. Shoreman                                       1998   $   195,399      -              6,000      $     7,115
  Executive Vice President -                              1997       183,356      --             6,000            5,258
  Chief Operating Officer                                 1996       148,346  $   28,959         6,000            4,991

J. Craig Peterson                                         1998   $   164,135  $    5,010         6,000      $     5,952
  Executive Vice President -                              1997       150,173      --             6,000            5,107
  Chief Administrative and                                1996       144,442      24,481        --                5,073
  Financial Officer

Robert M. Barnes                                          1998   $   112,173  $    3,420         2,000      $     4,168
  Vice President-General                                  1997       107,173      --             2,000            3,985
  Counsel and Secretary                                   1996       101,808      11,809            --            3,967

Gerald J. Arrowsmith                                      1998   $   110,538  $    2,576         2,000      $     4,108
  Vice President-Manufacturing                            1997       104,712      --             2,000            3,892
  and Distribution                                        1996        97,538       7,494         2,000              760

------------------------

(1) All Other Compensation for fiscal 1998 includes the Company contribution under the qualified thrift plan as follows: Mr. Rolf, $8,486; Mr. Shoreman, $5,729; Mr. Peterson, $4,785; Mr. Barnes, $3,365; and Mr. Arrowsmith, $3,316. All other amounts reported for fiscal 1998 under this heading represent premiums paid by the Company for term life insurance.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

    The following table contains information concerning the grant of stock options during fiscal 1998 to the named executive officers.

                                                                                                   POTENTIAL REALIZABLE
                                                        INDIVIDUAL GRANTS(1)                         VALUE AT ASSUMED
                                    ------------------------------------------------------------      ANNUAL RATES OF
                                      NUMBER OF                                                         STOCK PRICE
                                     SECURITIES     PERCENT OF TOTAL                                   APPRECIATION
                                     UNDERLYING      OPTIONS GRANTED    EXERCISE OR                 FOR OPTION TERM(2)
                                       OPTIONS       TO EMPLOYEES IN    BASE PRICE   EXPIRATION   -----------------------
               NAME                  GRANTED (#)       FISCAL YEAR       ($/SHARE)      DATE        5%($)       10%($)
----------------------------------  -------------  -------------------  -----------  -----------  ----------  -----------
Randolph K. Rolf..................       --                --               --           --           --          --
Terence C. Shoreman...............        6,000              22.2%       $   21.25      3/13/07   $   80,340  $   202,740
J. Craig Peterson.................        6,000              22.2%           21.25      3/13/07       80,340      202,740
Robert M. Barnes..................        2,000               7.4%           21.25      3/13/07       26,780       67,580
Gerald J. Arrowsmith..............        2,000               7.4%           21.25      3/13/07       26,780       67,580

------------------------

(1) The options were granted on March 13, 1997 under the Unitog Company 1992 Stock Option Plan and become exercisable in four equal annual installments commencing one year from the date of grant. In the event the employment of an option holder is terminated within one year after a change of control, any unvested options which have been held for at least six months immediately vest and are settled by the payment to the option holder of an amount equal to the excess of the fair market value of the shares over the exercise price of the option. Options become immediately exercisable upon the death or, in some instances, the retirement of the option holder.

(2) The price of Unitog Company common stock at the end of the 10-year option term would be as follows: assuming 5% annual appreciation, $34.64 per share, and assuming 10% annual appreciation, $55.04 per share. The assumed annual rates of stock price appreciation of 5% and 10% are set by the Securities and Exchange Commission and are not intended as a forecast of possible future appreciation in stock prices.

FISCAL YEAR END STOCK OPTION VALUES

    The following table provides information concerning unexercised options held as of the end of fiscal 1998 by the named executive officers.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS
                                                                   YEAR END(#)           AT FISCAL YEAR END($)(1)
                                                            --------------------------  --------------------------
                           NAME                             EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -------------
Randolph K. Rolf..........................................      --            --            --            --
Terence C. Shoreman.......................................      34,500        16,500    $   173,580   $    10,470
J. Craig Peterson.........................................      30,000        12,000        178,710         3,900
Robert M. Barnes..........................................      18,875         4,625        110,363         2,318
Gerald J. Arrowsmith......................................       4,313         5,437          7,703         1,430

------------------------

(1) Based on the closing market price of the Company's common stock at fiscal year end ($19.06) per share.

TERMINATION OF EMPLOYMENT ARRANGEMENTS

    Under the terms of the Unitog Company 1992 Stock Option Plan, in the event the employment of an option holder is voluntarily or involuntarily terminated within one year after a change of control of the Company, any unvested options then outstanding which have been held for at least six months shall immediately vest and any such stock option shall be settled by the payment to the option holder of an amount equal to the excess of the fair market value of the shares subject thereto over the exercise price of such option. The 1997 Stock Option Plan provides for the automatic vesting of any stock option issued under that plan upon a change of control. Under the 1992 and 1997 Stock Option Plans, a "change of control" is deemed to have occurred in the event: (i) any person acquires more than 25% of the common stock through a tender offer, exchange offer or otherwise; or (ii) the Company is liquidated or dissolved following the sale of all or substantially all of its assets; or (iii) the Company is not the surviving parent corporation resulting from any merger or consolidation to which it is a party.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ESTABLISHES THE GENERAL COMPENSATION POLICIES AND THE SPECIFIC COMPENSATION LEVELS FOR EXECUTIVE OFFICERS AND KEY MANAGEMENT OF THE COMPANY AND ADMINISTERS THE MANAGEMENT INCENTIVE PLAN AND THE UNITOG COMPANY 1992 AND 1997 STOCK OPTION PLANS. THE COMPENSATION COMMITTEE IS COMPOSED OF TWO MEMBERS, EACH OF WHOM IS A NON-EMPLOYEE DIRECTOR. ALL DECISIONS BY THE COMPENSATION COMMITTEE RELATING TO THE COMPENSATION OF THE COMPANY'S EXECUTIVE OFFICERS AND KEY MANAGEMENT ARE RATIFIED BY THE ENTIRE BOARD, EXCEPT FOR DECISIONS ABOUT AWARDS UNDER THE STOCK OPTION PLANS WHICH ARE MADE SOLELY BY THE COMPENSATION COMMITTEE. THE COMPENSATION COMMITTEE HAS FURNISHED THE FOLLOWING REPORT ON EXECUTIVE COMPENSATION.

    The Company's executive compensation policies are designed to integrate compensation with the Company's financial performance and long-term stock appreciation, to provide competitive levels of compensation to assist the Company in attracting and retaining qualified executives and to recognize individual initiatives and achievements. There are three principal elements in the Company's executive compensation program.

    - Base Salary Compensation

    - Annual Incentive Compensation

    - Stock-Based Performance Compensation through Stock Option Grants

BASE SALARY

    Base salary ranges are established each year for each executive position based primarily on a review of salaries offered by other industrial companies with revenues comparable to Unitog's for positions with comparable responsibilities. The Compensation Committee believes that the Company's base salary structure should approximate the 50th percentile of companies with revenues comparable to Unitog's. The Compensation Committee sets executive salaries within the applicable ranges each year after reviewing the following criteria for each executive: job performance and results achieved, potential for future responsibilities, the overall financial performance (primarily revenues and operating income) of the Company or, for those executives who work primarily in a particular operating segment, a combination of financial performance of the Company and of the executive's business segment, and the experience of the executive, in roughly that order of importance.

ANNUAL INCENTIVE COMPENSATION

    The purpose of the Company's Management Incentive Plan is to provide a direct financial incentive in the form of an annual cash bonus for achievement of Company, major business segment and individual goals. The Plan limits the total amount that can be paid in a given year to a predetermined percentage of operating income. For fiscal 1998, at least 40% of an executive's annual bonus opportunity was based on actual versus targeted earnings per share of the Company. For those executives who work primarily in a particular operating segment, up to 60% of the executive's bonus may be based on the operating income of that business segment. Up to 20% of an executive's bonus may be based on quantitative criteria applicable to the executive's area of responsibility, such as revenues and expense control, which are set by the executive's supervisor, and up to 20% of the bonus may be based on an evaluation of whether personal goals applicable to the executive were attained. To the extent the financial and individual goals are met, an executive receives a cash bonus equivalent to a pre-determined percentage of base salary that is based on the executive's level of responsibility within the Company. The specific earnings per share goals for the Company and operating income goals for the major business segments are approved by the Compensation Committee at the beginning of each fiscal year based on financial plans for the year. The portion of bonuses paid based on earnings per share performance of the Company and operating income of the particular business units is not paid unless the Company's earnings per share exceed the goal set by the Compensation Committee. The portion of an executive's bonus that is based on individual accomplishment may be paid even if the corporate earnings per share target is not achieved. Because the earnings per share target was not achieved for fiscal 1998, the portion of bonuses based on financial performance of the Company was not paid.

STOCK OPTION GRANTS

    Stock-based performance compensation is provided through stock options granted under the 1992 and 1997 Stock Option Plans. The purpose of the Stock Option Plans is to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return. The selection of the participants, allotment of shares, exercise price, determination of the vesting schedule and other conditions are established by the Compensation Committee. There is no explicit formula for deciding specific stock option grants. Generally, senior management receives stock option grants annually. Other participants in the Plan are considered for stock options every other year. In awarding options the Committee evaluates the recipient's ability to influence the Company's long-term growth and profitability and to a lesser extent the recipient's prior contributions to the Company. The Committee also considers the number of options previously granted the recipient and, in certain cases, the number of shares of common stock held by the recipient.

CHIEF EXECUTIVE COMPENSATION

    Mr. Rolf is eligible to participate in the same executive compensation plans available to other executive officers. Mr. Rolf's base salary is determined each year by the Compensation Committee based on a review of the Company's prior year financial performance (revenues, operating income and earnings per share), salaries paid to chief executive officers of companies with revenues comparable to Unitog's and salaries paid by companies included in the peer group, in that order of importance. As with other executives, it is the Committee's belief that the base salary for the chief executive officer should be set within a range that approximates the 50th percentile of companies with revenues comparable to Unitog's. In fiscal 1998, Mr. Rolf received a base salary of $283,000, an increase of $10,000, or 3.7%, over fiscal 1997 base salary. The Compensation Committee determined that the increase in base salary was appropriate in consideration of the 22% increase in revenues, the 16% increase in operating income and the 6% increase in net earnings from fiscal 1996 to fiscal 1997. Mr. Rolf did not receive a bonus for fiscal 1998 under the Management Incentive Plan because the Company failed to meet minimum earnings per share goals set by the Compensation Committee. Mr. Rolf declined stock options in fiscal 1998 because of his desire that available stock options be granted to executives with a less significant ownership stake in the Company.

DEDUCTIBILITY OF COMPENSATION EXPENSES

    Under the Omnibus Budget Reconciliation Act of 1993, the Company is not allowed a tax deduction for compensation paid in excess of $1 million to any officer listed in the Summary Compensation Table, subject to certain exceptions. The Committee did not consider this restriction in setting executive compensation because in no case does compensation subject to the limitation paid to any executive approach the $1 million limit.

                                          John W. Caffry, CHAIRMAN
                                          G. Kenneth Baum

TOTAL MARKET RETURN

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG UNITOG COMPANY, THE S & P 500 INDEX AND A PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            UNITOG COMPANY    PEER GROUP   S & P 500 INDEX
1/31/93             $100.00       $100.00           $100.00
1/30/94             $121.52       $113.04           $112.88
1/29/95             $133.13       $114.96           $113.48
1/28/96             $178.29       $153.39           $157.36
1/26/97             $197.94       $183.24           $198.81
1/25/98             $144.67       $259.02           $252.31

                            1/31/93      1/30/94      1/29/95      1/28/96      1/26/97      1/25/98
                          -----------  -----------  -----------  -----------  -----------  -----------

Unitog Company                100.00       121.52       133.13       178.29       197.94       144.67
Peer Group                    100.00       113.04       114.96       153.39       183.24       259.02
S & P 500 Index               100.00       112.88       113.48       157.36       198.81       252.31

    Assumes $100 invested on January 31, 1993 in the Company's common stock, in the S & P 500 Index and in a peer group of companies comprised of Angelica Corporation, Cintas Corporation, G & K Services, Inc., National Service Industries, Inc. and UniFirst Corporation.

------------------------

* Total return equals price appreciation plus dividends and assumes reinvestment of dividends.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is comprised of G. Kenneth Baum and John W. Caffry. Neither of these individuals is or has ever been an officer or employee of the Company. During fiscal 1998, no executive officer of the Company served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other compensation committee interlocks with the companies with which these individuals or the Company's other directors are affiliated.

                                PROPOSAL NO. 2:
                        APPROVAL OF INDEPENDENT AUDITORS

    For fiscal 1998, KPMG Peat Marwick LLP examined the consolidated financial statements of the Company and its subsidiaries. Representatives of KPMG Peat Marwick LLP will attend the meeting, will have an opportunity to make a statement if they desire and will be available to respond to questions by stockholders.

    The Board of Directors, upon recommendation of the Audit Committee, has selected KPMG Peat Marwick LLP as independent auditors of the Company for fiscal 1999 and is therefore asking the stockholders to approve the appointment.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

                                 MISCELLANEOUS

    STOCKHOLDER PROPOSALS. In the event any stockholder intends to present a proposal at the annual meeting of stockholders to be held in 1999, such proposal must be received by the Company, in writing, on or before December 21, 1998 to be considered for inclusion in the Company's next Proxy Statement.

    To be properly brought before a stockholder meeting, a proposal must be:

    - Specified in the notice of the meeting given by the Board of Directors or the persons calling the meeting;

    - Otherwise be properly brought before the meeting by the Board of Directors or at their direction; or

    - Otherwise be properly brought before the meeting by a stockholder.

    For a proposal to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice of the proposal in writing to the Company's Secretary. To be timely, the notice must be given, in the case of an annual meeting, not less than 60 days and not more than 90 days prior to the meeting date, and, in the case of a special meeting, not later than the close of business on the 10th day following the date on which notice of the stockholder meeting was mailed to stockholders. If, however, a stockholder gives notice of a proposal in order to have the matter included in the proxy statement for a meeting not less than 120 calendar days in advance of the date of the Company's proxy statement for the last annual stockholder meeting, that notice will be considered timely.

    Stockholder notices must set forth the following information as to each matter proposed:

    - A brief description of the proposal and the reasons for conducting such business at the stockholder meeting;

    - The name and address of record of the stockholder proposing the business and any other stockholder or stockholders known to be supporting the proposal;

    - The number of shares of each class of Company stock beneficially owned by the proposing stockholder or stockholders; and

    - Any material interest of the proposing stockholder or stockholders in the proposal.

    The Board of Directors or chairman of the stockholder meeting must reject any stockholder proposal not in accordance with the requirements of the Bylaws, or which in their judgment, is not a proper subject for stockholder action.

    See "Director Nominations" for a discussion of provisions applicable to stockholder nominations to the Board of Directors. Any stockholder desiring a copy of the Company's Bylaws will be furnished a copy without charge upon written request to the Company's Secretary.

    VOTING PROXIES AND OTHER MATTERS. Proxies will be voted in accordance with the choices specified on the form of Proxy. If no choice is specified, shares will be voted "FOR" the nominees listed on the Proxy and in this Proxy Statement and "FOR" approval of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for fiscal 1999.

    Management of the Company does not intend to present any business at the meeting except as indicated herein and presently knows of no other business to be presented at the meeting. Should any other business come before the meeting, the persons named in the accompanying form of Proxy will vote the Proxy in accordance with their best judgment.

    ANNUAL REPORT. A copy of the Company's Annual Report accompanies this Proxy Statement. The Annual Report is not part of the proxy solicitation materials. A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for fiscal 1998 may be obtained without charge upon written request to the Secretary, Unitog Company, 1300 Washington Street, Kansas City, Missouri 64105.

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ACCOMPANYING PROXY. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Randolph K. Rolf
                                          CHAIRMAN OF THE BOARD

April 20, 1998

                                 UNITOG COMPANY

                        ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 1998

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints G. Kenneth Baum and Randolph K. Rolf, jointly and individually, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Unitog Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 21, 1998, or any adjournments or postponements thereof.


1. ELECTION OF CLASS C DIRECTORS
   / / FOR ALL NOMINEES LISTED BELOW           / / WITHHOLD AUTHORITY
       (except as marked to the                    to vote for all nominees
       contrary below).                            listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

          G. Kenneth Baum                   D. Patrick Curran

2. APPROVAL OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 1999.

      / / FOR         / / AGAINST         / / ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


                            PLEASE SEE REVERSE SIDE

               PLEASE SEE REVERSE SIDE FOR MATTERS TO BE VOTED ON


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR CLASS C DIRECTOR, FOR PROPOSAL 2 AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please mark, date, sign and return this Proxy card by mail in the enclosed postage prepaid envelope.

DATED:______________________________ , 1998

___________________________________________
Signature

___________________________________________
Signature

(Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)